NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


                               CEL-SCI CORPORATION

CALLABLE WARRANT

Dated: December 8, 1999


      Cel-Sci Corporation, a Colorado corporation (the "Company"), hereby certifies that, for value received, Advantage Fund II Ltd., or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company a total of 287,179 shares of common stock, $.01 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to $1.19 per share (as adjusted from time to time as provided in Section 9, the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including August 15, 2004 (the "Expiration Date"), and subject to the following terms and conditions:

     1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.          Registration of Transfers and Exchanges.
            ---------------------------------------

     (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at the office specified in or pursuant to Section 3(b). Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

            (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Section 3(b) for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

      3.    Duration, Exercise and Redemption of Warrants.
            ---------------------------------------------

            (a) This Warrant shall be exercisable by the registered Holder on any business day before 5:00 P.M., New York City time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:00 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

            (b) Subject to Sections 2(b), 5 and 10, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 13 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 4 business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends except (i) either in the event that a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) if this Warrant shall have been issued pursuant to a written agreement between the original Holder and the Company, as required by such agreement. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

            (c) A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

            (d) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

            (e) Commencing at any time after the date of the issuance of this Warrant, if (i) the average closing bid price of the Common Stock on the American Stock Exchange (or such other national securities exchange on which the Common Stock is then listed or quoted for trading) for any 30 consecutive trading days exceeds $2.50 (a "Trigger Period"), and (ii) the Warrant Shares are either registered for resale pursuant to an effective registration statement naming the Holder as a selling stockholder thereunder or freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, as determined by counsel to the Company pursuant to a written opinion letter addressed and in form and substance acceptable to the Holder and the transfer agent for the Common Stock, then the Company shall have the right, upon 30 days' notice to the Holder given not later than five (5) Trading Days after the conclusion of any such Trigger Period (the "Redemption Notice"), to redeem all of the then issuable Warrant Shares at a price of $.01 per Warrant Share (the "Redemption Price"), on the date set forth in the Redemption Notice, but in no event earlier than 30 days following the date of the receipt by the Holder of the Redemption Notice (the "Redemption Date"). The Holder may exercise this Warrant at any time prior to the Redemption Date. Any portion of this Warrant not exercised by 6:30 p.m. (New York City time) on the Redemption Date shall no longer be exercisable and shall be returned to the Company, and the Company, upon its receipt of the unexercised portion of this Warrant, shall issue therefor in full and complete satisfaction of its obligations under such remaining portion of this Warrant to the Holder an amount equal to the number of shares of Common Stock then issuable hereunder multiplied by the Redemption Price. The Redemption Price shall be mailed to such Holder at its address of record, and the Warrant shall be canceled.

      4. Piggyback Registration Rights. During the Effectiveness Period (as defined in the Registration Rights Agreement, of even date herewith, between the Company and the original Holder (the "Registration Rights Agreement")), the Company may not file any registration statement with the Securities and Exchange Commission (other than registration statements of the Company filed on Form S-8 or Form S-4, each as promulgated under the Securities Act, pursuant to which the Company is registering securities pursuant to a Company employee benefit plan or pursuant to a merger, acquisition or similar transaction including supplements thereto, but not additionally filed registration statements in respect of such securities) at any time when there is not an effective registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder, unless the Company provides the Holder with not less than 20 days notice of its intention to file such registration statement and provides the Holder the option to include any or all of the applicable Warrant Shares therein. The piggyback registration rights granted to the Holder pursuant to this Section shall continue until all of the Holder's Warrant Shares have been sold in accordance with an effective registration statement or upon the Expiration Date. The Company will pay all registration expenses in connection therewith.

      5. Demand Registration Rights. During the Effectiveness Period if the Warrant Shares are not registered pursuant to an effective registration statement, the Holder may make a written request for the registration under the Securities Act (a "Demand Registration"), of all of the Warrant Shares (the "Registrable Securities"), and the Company shall use its best efforts to effect such Demand Registration as promptly as possible, but in any case within 90 days thereafter. Any request for a Demand Registration shall specify the aggregate number of Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof. The right to cause a registration of the Registrable Securities under this Section 5 shall be limited to one such registration. In any registration initiated as a Demand Registration, the Company will pay all of its registration expenses in connection therewith. A Demand Registration shall not be counted as a Demand Registration hereunder until the registration statement filed pursuant to the Demand Registration has been declared effective by the Securities and Exchange Commission and maintained continuously effective for a period of at least 360 days or such shorter period when all Registrable Securities included therein have been sold in accordance with such registration statement, provided, however that any days on which such registration statement is not effective or on which the Holder is not permitted by the Company or any governmental authority to sell Warrant Shares under such registration statement shall not count towards such 360 day period.

      6. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

      7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

      8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

      9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section. Upon each such adjustment of the Exercise Price pursuant to this Section, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

            (a) If the Company, at any time while this Warrant is outstanding,
(i) shall pay a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or
(iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

            (b) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification or share exchange. The terms of any such reclassification or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 9(b) upon any exercise following any such reclassification or share exchange.

            (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 9(a) and (b)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such

Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examine the financial statements of the Company (an "Appraiser").

            (d) In case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (on a market value basis) in one or a series of related transactions, or (3) tender or other offer or exchange (whether by the Company or another Person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, stock, cash or property of the Company or another Person; then the Holder shall have the right thereafter to (A) exercise this Warrant for the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Common Stock for which this Warrant could have been exercised immediately prior to such merger, consolidation or sales would have been entitled, (B) in the case of a merger or consolidation, require the surviving entity to issue to the Holder a warrant entitling the Holder to acquire shares of such entity's common stock, which warrant shall have terms identical mutatis mutandis (including with respect to exercise) to the terms of this Warrant and shall be entitled to all of the rights and privileges set forth herein and the agreements pursuant to which this Warrant was issued (including, without limitation, as such rights relate to the acquisition, transferability, registration and listing of such shares of stock other securities issuable upon exercise thereof), or (C) in the event of an exchange or tender offer or other transaction contemplated by clause (3) of this Section, tender or exchange this Warrant for such securities, stock, cash and other property receivable upon or deemed to be held by holders of Common Stock that have tendered or exchanged their shares of Common Stock following such tender or exchange, and the Holder shall be entitled upon such exchange or tender to receive such amount of securities, cash and property as the shares of Common Stock for which this Warrant could have been exercised immediately prior to such tender or exchange would have been entitled as would have been issued. In the case of clause (B), the exercise price applicable for the newly issued warrant shall be based upon the amount of securities, cash and property that each shares of Common Stock would receive in such transaction and the Exercise Price immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale, consolidation, tender or exchange shall include such terms so as continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or exercise following such event. This provision shall similarly apply to successive such events.

            (e) For the purposes of this Section 9, the following clauses shall also be applicable:

                  (i) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

            (f) All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

            (g) Whenever the Exercise Price is adjusted pursuant to Section 9(c) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

            (h) If (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, grant of rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

     10. Payment of Exercise Price. The Holder shall pay the Exercise Price in one of the following manners:

     (a) Cash Exercise. The Holder may deliver immediately available funds; or

            (b) Cashless Exercise. At any time and only when a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective, the Holder may surrender this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                        X =         Y (A-B)/A
      where:
                        X =         the number of Warrant Shares to be issued
to the Holder.

                        Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

   A = the average of the closing sale prices of the Common Stock for the five (5) trading days immediately prior to (but not including) the Date of Exercise.

   B  =     the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date of this Warrant.

      11.   Certain Exercise Restrictions.
            -----------------------------

            (a) A Holder may not exercise this Warrant to the extent such exercise would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares of Common Stock issuable upon such exercise and held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of an exercise hereunder, unless the exercise at issue would result in the issuance of shares of Common Stock in excess of 4.999% of the then outstanding shares of Common Stock without regard to any other shares of Common Stock which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular exercise hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of this Warrant is exercisable shall be the responsibility and obligation of the Holder. If the Holder has delivered a Form of Election to Purchase for a number of Warrant Shares that would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the exercise for the maximum portion of this Warrant permitted to be exercised on such Date of Exercise in accordance with the periods described herein and disregard the balance of such Form of Election to Purchase, as if never delivered The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

            (b) A Holder may not exercise this Warrant to the extent such exercise would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares of Common Stock issuable upon such exercise and held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of an exercise hereunder, unless the exercise at issue would result in the issuance of shares of Common Stock in excess of 9.999% of the then outstanding shares of Common Stock without regard to any other shares of Common Stock which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular exercise hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of this Warrant is exercisable shall be the responsibility and obligation of the Holder. If the Holder has delivered a Form of Election to Purchase for a number of Warrant Shares that would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the exercise for the maximum portion of this Warrant permitted to be exercised on such Date of Exercise in accordance with the periods described herein and disregard the balance of such Form of Election to Purchase, as if never delivered The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

      12. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

      13. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 8229 Boone Boulevard, Suite 802, Vienna, Virginia 22182; facsimile number (703) 506-9471, attention Geert Kersten, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

      14. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

      15.   Miscellaneous.
            -------------

            This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

            Subject to Section 15(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

            The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

            The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

            In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.









                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                          CEL-SCI CORPORATION

                                          By:
                                             ---------------------------

                                          Name:
                                               -------------------------

                                          Title:
                                                ------------------------

                          FORM OF ELECTION TO PURCHASE


(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Cel-Sci Corporation:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of common stock, $.01 par value per share, of Cel-Sci Corporation (the "Common Stock") and , if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant. If a Holder is not utilizing the cashless exercise provisions set forth in this Warrant, such Holder may also pay the aggregate Exercise Price in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

PLEASE INSERT SOCIAL SECURITY OR
TAX IDENTIFICATION NUMBER




                              (Please print name and address)




If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

                              (Please print name and address)

                              ----------------------------------
                              ----------------------------------
                              ----------------------------------





Dated:            ,                          Name of Holder:
      ------------  -----


                                    (Print)
                                           -----------------------------

                                    (By:)
                                         -------------------------

                                    (Name:)
                                            ----------------------

                                    (Title:)
                                            ----------------------------

                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                               FORM OF ASSIGNMENT

           [To be completed and signed only upon transfer of Warrant]


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Cel-Sci Corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Cel-Sci Corporation with full power of substitution in the premises.

Dated:

---------------, ----


---------------------------------------
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)


---------------------------------------
Address of Transferee

---------------------------------------

---------------------------------------



In the presence of:


--------------------------

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


                               CEL-SCI CORPORATION

CALLABLE WARRANT

Dated: December 8, 1999


      Cel-Sci Corporation, a Colorado corporation (the "Company"), hereby certifies that, for value received, Koch Investment Group Limited, or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company a total of 71,795 shares of common stock, $.01 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to $1.19 per share (as adjusted from time to time as provided in Section 9, the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including August 15, 2004 (the "Expiration Date"), and subject to the following terms and conditions:

     1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.          Registration of Transfers and Exchanges.
            ---------------------------------------

     (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at the office specified in or pursuant to Section 3(b). Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

     (a) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Section 3(b) for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

2.          Duration, Exercise and Redemption of Warrants.
            ---------------------------------------------

     (a) This Warrant shall be exercisable by the registered Holder on any business day before 5:00 P.M., New York City time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:00 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

     (b) Subject to Sections 2(b), 5 and 10, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 13 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 4 business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends except (i) either in the event that a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) if this Warrant shall have been issued pursuant to a written agreement between the original Holder and the Company, as required by such agreement. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

     (c) A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

     (d) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

            (e) Commencing at any time after the date of the issuance of this Warrant, if (i) the average closing bid price of the Common Stock on the American Stock Exchange (or such other national securities exchange on which the Common Stock is then listed or quoted for trading) for any 30 consecutive trading days exceeds $2.50 (a "Trigger Period"), and (ii) the Warrant Shares are either registered for resale pursuant to an effective registration statement naming the Holder as a selling stockholder thereunder or freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, as determined by counsel to the Company pursuant to a written opinion letter addressed and in form and substance acceptable to the Holder and the transfer agent for the Common Stock, then the Company shall have the right, upon 30 days' notice to the Holder given not later than five (5) Trading Days after the conclusion of any such Trigger Period (the "Redemption Notice"), to redeem all of the then issuable Warrant Shares at a price of $.01 per Warrant Share (the "Redemption Price"), on the date set forth in the Redemption Notice, but in no event earlier than 30 days following the date of the receipt by the Holder of the Redemption Notice (the "Redemption Date"). The Holder may exercise this Warrant at any time prior to the Redemption Date. Any portion of this Warrant not exercised by 6:30 p.m. (New York City time) on the Redemption Date shall no longer be exercisable and shall be returned to the Company, and the Company, upon its receipt of the unexercised portion of this Warrant, shall issue therefor in full and complete satisfaction of its obligations under such remaining portion of this Warrant to the Holder an amount equal to the number of shares of Common Stock then issuable hereunder multiplied by the Redemption Price. The Redemption Price shall be mailed to such Holder at its address of record, and the Warrant shall be canceled.

     3. Piggyback Registration Rights. During the Effectiveness Period (as defined in the Registration Rights Agreement, of even date herewith, between the Company and the original Holder (the "Registration Rights Agreement")), the Company may not file any registration statement with the Securities and Exchange Commission (other than registration statements of the Company filed on Form S-8 or Form S-4, each as promulgated under the Securities Act, pursuant to which the Company is registering securities pursuant to a Company employee benefit plan or pursuant to a merger, acquisition or similar transaction including supplements thereto, but not additionally filed registration statements in respect of such securities) at any time when there is not an effective registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder, unless the Company provides the Holder with not less than 20 days notice of its intention to file such registration statement and provides the Holder the option to include any or all of the applicable Warrant Shares therein. The piggyback registration rights granted to the Holder pursuant to this Section shall continue until all of the Holder's Warrant Shares have been sold in accordance with an effective registration statement or upon the Expiration Date. The Company will pay all registration expenses in connection therewith.

     4.  Demand  Registration  Rights.  During the  Effectiveness  Period if the
Warrant Shares are not registered pursuant to an effective registration statement, the Holder may make a written request for the registration under the Securities Act (a "Demand Registration"), of all of the Warrant Shares (the "Registrable Securities"), and the Company shall use its best efforts to effect such Demand Registration as promptly as possible, but in any case within 90 days thereafter. Any request for a Demand Registration shall specify the aggregate number of Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof. The right to cause a registration of the Registrable Securities under this Section 5 shall be limited to one such registration. In any registration initiated as a Demand Registration, the Company will pay all of its registration expenses in connection therewith. A Demand Registration shall not be counted as a Demand Registration hereunder until the registration statement filed pursuant to the Demand Registration has been declared effective by the Securities and Exchange Commission and maintained continuously effective for a period of at least 360 days or such shorter period when all Registrable Securities included therein have been sold in accordance with such registration statement, provided, however that any days on which such registration statement is not effective or on which the Holder is not permitted by the Company or any governmental authority to sell Warrant Shares under such registration statement shall not count towards such 360 day period.

     5. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

     6. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

     7. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

     8. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section. Upon each such adjustment of the Exercise Price pursuant to this Section, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     (a) If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or
(iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

     (b) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification or share exchange. The terms of any such reclassification or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 9(b) upon any exercise following any such reclassification or share exchange.

     (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 9(a) and (b)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examine the financial statements of the Company (an "Appraiser").

     (d) In case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (on a market value basis) in one or a series of related transactions, or (3) tender or other offer or exchange (whether by the Company or another Person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, stock, cash or property of the Company or another Person; then the Holder shall have the right thereafter to (A) exercise this Warrant for the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Common Stock for which this Warrant could have been exercised immediately prior to such merger, consolidation or sales would have been entitled, (B) in the case of a merger or consolidation, require the surviving entity to issue to the Holder a warrant entitling the Holder to acquire shares of such entity's common stock, which warrant shall have terms identical mutatis mutandis (including with respect to exercise) to the terms of this Warrant and shall be entitled to all of the rights and privileges set forth herein and the agreements pursuant to which this Warrant was issued (including, without limitation, as such rights relate to the acquisition, transferability, registration and listing of such shares of stock other securities issuable upon exercise thereof), or (C) in the event of an exchange or tender offer or other transaction contemplated by clause (3) of this Section, tender or exchange this Warrant for such securities, stock, cash and other property receivable upon or deemed to be held by holders of Common Stock that have tendered or exchanged their shares of Common Stock following such tender or exchange, and the Holder shall be entitled upon such exchange or tender to receive such amount of securities, cash and property as the shares of Common Stock for which this Warrant could have been exercised immediately prior to such tender or exchange would have been entitled as would have been issued. In the case of clause (B), the exercise price applicable for the newly issued warrant shall be based upon the amount of securities, cash and property that each shares of Common Stock would receive in such transaction and the Exercise Price immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale, consolidation, tender or exchange shall include such terms so as continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or exercise following such event. This provision shall similarly apply to successive such events.

     (e) For the purposes of this Section 9, the following clauses shall also be applicable:

                  (i) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

     (f) All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

     (g) Whenever the Exercise Price is adjusted pursuant to Section 9(c) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

     (h) If (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, grant of rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or
(y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

     9. Payment of Exercise Price. The Holder shall pay the Exercise Price in one of the following manners:

            (a) Cash Exercise. The Holder may deliver immediately available funds; or

            (b) Cashless Exercise. At any time and only when a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective, the Holder may surrender this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

            X = Y (A-B)/A
where:
                        X = the number of Warrant Shares to be issued to the Holder.

                        Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

                        A = the average of the closing sale prices of the Common Stock for the five (5) trading days immediately prior to (but not including) the Date of Exercise.

                        B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date of this Warrant.

      10.   Certain Exercise Restrictions.
            -----------------------------

            (a) A Holder may not exercise this Warrant to the extent such exercise would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares of Common Stock issuable upon such exercise and held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of an exercise hereunder, unless the exercise at issue would result in the issuance of shares of Common Stock in excess of 4.999% of the then outstanding shares of Common Stock without regard to any other shares of Common Stock which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular exercise hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of this Warrant is exercisable shall be the responsibility and obligation of the Holder. If the Holder has delivered a Form of Election to Purchase for a number of Warrant Shares that would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the exercise for the maximum portion of this Warrant permitted to be exercised on such Date of Exercise in accordance with the periods described herein and disregard the balance of such Form of Election to Purchase, as if never delivered The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

            (b) A Holder may not exercise this Warrant to the extent such exercise would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares of Common Stock issuable upon such exercise and held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of an exercise hereunder, unless the exercise at issue would result in the issuance of shares of Common Stock in excess of 9.999% of the then outstanding shares of Common Stock without regard to any other shares of Common Stock which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular exercise hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of this Warrant is exercisable shall be the responsibility and obligation of the Holder. If the Holder has delivered a Form of Election to Purchase for a number of Warrant Shares that would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the exercise for the maximum portion of this Warrant permitted to be exercised on such Date of Exercise in accordance with the periods described herein and disregard the balance of such Form of Election to Purchase, as if never delivered The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

      11. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

      12. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 8229 Boone Boulevard, Suite 802, Vienna, Virginia 22182; facsimile number (703) 506-9471, attention Geert Kersten, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

      13. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

      14.   Miscellaneous.
            -------------

     (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

            (b) Subject to Section 15(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

            (c) The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

            (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

            (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                               CEL-SCI CORPORATION

                                    By:
                                       ---------------------------

                                    Name:
                                         -------------------------

                                    Title:
                                          ------------------------

                          FORM OF ELECTION TO PURCHASE


(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Cel-Sci Corporation:

      In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of common stock, $.01 par value per share, of Cel-Sci Corporation (the "Common Stock") and , if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant. If a Holder is not utilizing the cashless exercise provisions set forth in this Warrant, such Holder may also pay the aggregate Exercise Price in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose.

      The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                          PLEASE INSERT SOCIAL SECURITY OR
                                          TAX IDENTIFICATION NUMBER




                              (Please print name and address)




      If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

                              (Please print name and address)








Dated:            ,                             Name of Holder:
      ------------  -----


                                          (Print)
                                                 -----------------------------

                                          (By:)
                                               -------------------------

                                          (Name:)
                                                  ----------------------

                                          (Title:)
                                                   ---------------------------

                                          (Signature must conform in all
                                          respects to name of holder as
                                          specified on the face of the Warrant)

                               FORM OF ASSIGNMENT

           [To be completed and signed only upon transfer of Warrant]

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Cel-Sci Corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Cel-Sci Corporation with full power of substitution in the premises.

Dated:

---------------, ----


                              ---------------------------------------
                              (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                              ---------------------------------------
                              Address of Transferee

                              ---------------------------------------

                              ---------------------------------------



In the presence of:


--------------------------

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


                               CEL-SCI CORPORATION

CALLABLE WARRANT

Dated: January 14, 2000


      Cel-Sci Corporation, a Colorado corporation (the "Company"), hereby certifies that, for value received, Mooring Capital Fund LLC, or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company a total of 43,033 shares of common stock, $.01 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to $1.19 per share (as adjusted from time to time as provided in Section 9, the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including August 15, 2004 (the "Expiration Date"), and subject to the following terms and conditions:

     1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.          Registration of Transfers and Exchanges.
            ---------------------------------------

     (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at the office specified in or pursuant to Section 3(b). Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

            (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Section 3(b) for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

      3.    Duration, Exercise and Redemption of Warrants.
            ---------------------------------------------

     (a) This Warrant shall be exercisable by the registered Holder on any business day before 5:00 P.M., New York City time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:00 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

     (b) Subject to Sections 2(b), 5 and 10, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 13 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 4 business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends except (i) either in the event that a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) if this Warrant shall have been issued pursuant to a written agreement between the original Holder and the Company, as required by such agreement. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

     (c) A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

     (d) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

            (e) Commencing at any time after the date of the issuance of this Warrant, if (i) the average closing bid price of the Common Stock on the American Stock Exchange (or such other national securities exchange on which the Common Stock is then listed or quoted for trading) for any 30 consecutive trading days exceeds $2.50 (a "Trigger Period"), and (ii) the Warrant Shares are either registered for resale pursuant to an effective registration statement naming the Holder as a selling stockholder thereunder or freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, as determined by counsel to the Company pursuant to a written opinion letter addressed and in form and substance acceptable to the Holder and the transfer agent for the Common Stock, then the Company shall have the right, upon 30 days' notice to the Holder given not later than five (5) Trading Days after the conclusion of any such Trigger Period (the "Redemption Notice"), to redeem all of the then issuable Warrant Shares at a price of $.01 per Warrant Share (the "Redemption Price"), on the date set forth in the Redemption Notice, but in no event earlier than 30 days following the date of the receipt by the Holder of the Redemption Notice (the "Redemption Date"). The Holder may exercise this Warrant at any time prior to the Redemption Date. Any portion of this Warrant not exercised by 6:30 p.m. (New York City time) on the Redemption Date shall no longer be exercisable and shall be returned to the Company, and the Company, upon its receipt of the unexercised portion of this Warrant, shall issue therefor in full and complete satisfaction of its obligations under such remaining portion of this Warrant to the Holder an amount equal to the number of shares of Common Stock then issuable hereunder multiplied by the Redemption Price. The Redemption Price shall be mailed to such Holder at its address of record, and the Warrant shall be canceled.

      4. Piggyback Registration Rights. During the Effectiveness Period (as defined in the Registration Rights Agreement, of even date herewith, between the Company and the original Holder (the "Registration Rights Agreement")), the Company may not file any registration statement with the Securities and Exchange Commission (other than registration statements of the Company filed on Form S-8 or Form S-4, each as promulgated under the Securities Act, pursuant to which the Company is registering securities pursuant to a Company employee benefit plan or pursuant to a merger, acquisition or similar transaction including supplements thereto, but not additionally filed registration statements in respect of such securities) at any time when there is not an effective registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder, unless the Company provides the Holder with not less than 20 days notice of its intention to file such registration statement and provides the Holder the option to include any or all of the applicable Warrant Shares therein. The piggyback registration rights granted to the Holder pursuant to this Section shall continue until all of the Holder's Warrant Shares have been sold in accordance with an effective registration statement or upon the Expiration Date. The Company will pay all registration expenses in connection therewith.

      5. Demand Registration Rights. During the Effectiveness Period if the Warrant Shares are not registered pursuant to an effective registration statement, the Holder may make a written request for the registration under the Securities Act (a "Demand Registration"), of all of the Warrant Shares (the "Registrable Securities"), and the Company shall use its best efforts to effect such Demand Registration as promptly as possible, but in any case within 90 days thereafter. Any request for a Demand Registration shall specify the aggregate number of Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof. The right to cause a registration of the Registrable Securities under this Section 5 shall be limited to one such registration. In any registration initiated as a Demand Registration, the Company will pay all of its registration expenses in connection therewith. A Demand Registration shall not be counted as a Demand Registration hereunder until the registration statement filed pursuant to the Demand Registration has been declared effective by the Securities and Exchange Commission and maintained continuously effective for a period of at least 360 days or such shorter period when all Registrable Securities included therein have been sold in accordance with such registration statement, provided, however that any days on which such registration statement is not effective or on which the Holder is not permitted by the Company or any governmental authority to sell Warrant Shares under such registration statement shall not count towards such 360 day period.

      6. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

      7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

      8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

      9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section. Upon each such adjustment of the Exercise Price pursuant to this Section, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

            (a) If the Company, at any time while this Warrant is outstanding,
(i) shall pay a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or
(iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

            (b) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification or share exchange. The terms of any such reclassification or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 9(b) upon any exercise following any such reclassification or share exchange.

            (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 9(a) and (b)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examine the financial statements of the Company (an "Appraiser").

            (d) In case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (on a market value basis) in one or a series of related transactions, or (3) tender or other offer or exchange (whether by the Company or another Person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, stock, cash or property of the Company or another Person; then the Holder shall have the right thereafter to (A) exercise this Warrant for the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Common Stock for which this Warrant could have been exercised immediately prior to such merger, consolidation or sales would have been entitled, (B) in the case of a merger or consolidation, require the surviving entity to issue to the Holder a warrant entitling the Holder to acquire shares of such entity's common stock, which warrant shall have terms identical mutatis mutandis (including with respect to exercise) to the terms of this Warrant and shall be entitled to all of the rights and privileges set forth herein and the agreements pursuant to which this Warrant was issued (including, without limitation, as such rights relate to the acquisition, transferability, registration and listing of such shares of stock other securities issuable upon exercise thereof), or (C) in the event of an exchange or tender offer or other transaction contemplated by clause (3) of this Section, tender or exchange this Warrant for such securities, stock, cash and other property receivable upon or deemed to be held by holders of Common Stock that have tendered or exchanged their shares of Common Stock following such tender or exchange, and the Holder shall be entitled upon such exchange or tender to receive such amount of securities, cash and property as the shares of Common Stock for which this Warrant could have been exercised immediately prior to such tender or exchange would have been entitled as would have been issued. In the case of clause (B), the exercise price applicable for the newly issued warrant shall be based upon the amount of securities, cash and property that each shares of Common Stock would receive in such transaction and the Exercise Price immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale, consolidation, tender or exchange shall include such terms so as continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or exercise following such event. This provision shall similarly apply to successive such events.

            (e) For the purposes of this Section 9, the following clauses shall also be applicable:

                  (i) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

            (f) All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

            (g) Whenever the Exercise Price is adjusted pursuant to Section 9(c) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

            (h) If (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, grant of rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

     10. Payment of Exercise Price. The Holder shall pay the Exercise Price in one of the following manners:

     (a) Cash Exercise. The Holder may deliver immediately available funds; or

            (b) Cashless Exercise. At any time and only when a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective, the Holder may surrender this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                        X = Y (A-B)/A
 where:
                        X = the number of Warrant Shares to be issued to the Holder.

                        Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

                  A = the average of the closing sale prices of the Common Stock for the five (5) trading days immediately prior to (but not including) the Date of Exercise.

                  B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date of this Warrant.

      11.   Certain Exercise Restrictions.
            -----------------------------

            (a) A Holder may not exercise this Warrant to the extent such exercise would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares of Common Stock issuable upon such exercise and held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of an exercise hereunder, unless the exercise at issue would result in the issuance of shares of Common Stock in excess of 4.999% of the then outstanding shares of Common Stock without regard to any other shares of Common Stock which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular exercise hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of this Warrant is exercisable shall be the responsibility and obligation of the Holder. If the Holder has delivered a Form of Election to Purchase for a number of Warrant Shares that would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the exercise for the maximum portion of this Warrant permitted to be exercised on such Date of Exercise in accordance with the periods described herein and disregard the balance of such Form of Election to Purchase, as if never delivered The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

            (b) A Holder may not exercise this Warrant to the extent such exercise would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares of Common Stock issuable upon such exercise and held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of an exercise hereunder, unless the exercise at issue would result in the issuance of shares of Common Stock in excess of 9.999% of the then outstanding shares of Common Stock without regard to any other shares of Common Stock which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular exercise hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of this Warrant is exercisable shall be the responsibility and obligation of the Holder. If the Holder has delivered a Form of Election to Purchase for a number of Warrant Shares that would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the exercise for the maximum portion of this Warrant permitted to be exercised on such Date of Exercise in accordance with the periods described herein and disregard the balance of such Form of Election to Purchase, as if never delivered The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

      12. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

      13, Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 8229 Boone Boulevard, Suite 802, Vienna, Virginia 22182; facsimile number (703) 506-9471, attention Geert Kersten, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

      14. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

      15.   Miscellaneous.
            -------------

            (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

            (b) Subject to Section 15(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

            (c) The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

            (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

            (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                               CEL-SCI CORPORATION

                                     By:
                                        --------------------------

                                     Name:
                                          ------------------------

                                     Title:
                                           -----------------------------

                          FORM OF ELECTION TO PURCHASE


(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Cel-Sci Corporation:

      In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of common stock, $.01 par value per share, of Cel-Sci Corporation (the "Common Stock") and , if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant. If a Holder is not utilizing the cashless exercise provisions set forth in this Warrant, such Holder may also pay the aggregate Exercise Price in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose.

      The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                          PLEASE INSERT SOCIAL SECURITY OR
                                          TAX IDENTIFICATION NUMBER




                         (Please print name and address)




      If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:


                         (Please print name and address)








Dated:            ,                        Name of Holder:
      ------------  -----


                                          (Print)
                                                 -----------------------------

                                          (By:)
                                               -------------------------
                                         (Name:)
                                         (Title:)

                                         (Signature must conform in all respects
                                         to name of holder as specified on the
                                         face of the Warrant)

                               FORM OF ASSIGNMENT

           [To be completed and signed only upon transfer of Warrant]

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Cel-Sci Corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Cel-Sci Corporation with full power of substitution in the premises.

Dated:

---------------, ----


                              ---------------------------------------
                              (Signature must conform in all respects to name of
                               holder as specified on the face of the Warrant)


                              ---------------------------------------
                              Address of Transferee

                              ---------------------------------------

                              ---------------------------------------



In the presence of:


--------------------------

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


                               CEL-SCI CORPORATION

CALLABLE WARRANT

Dated: March 21, 2000


      Cel-Sci Corporation, a Colorado corporation (the "Company"), hereby certifies that, for value received, Advantage Fund II Ltd., or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company a total of 214,724 shares of common stock, $0.01 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to $1.19 per share (as adjusted from time to time as provided in Section 9, the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including August 15, 2004 (the "Expiration Date"), and subject to the following terms and conditions:

     1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.          Registration of Transfers and Exchanges.
            ---------------------------------------

     (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

            (b) This Warrant is exchangeable, upon the surrender to the Company hereof by the Holder for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

      3.    Duration, Exercise and Redemption of Warrants.
            ---------------------------------------------

     (a) This Warrant shall be exercisable in whole or in part from time to time by the registered Holder on any business day before 5:00 P.M., New York City time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:00 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

     (b) Upon delivery of the Form of Election to Purchase to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth in
Section 13 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three Business Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise with only the legend required pursuant to the terms of the Securities Exchange Agreement, if any. Any Person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant. The Company shall, upon request of the Holder, if available, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions, provided, that, the Company may, but will not be required to change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through the Depository Trust Corporation.

     (c) A "Date of Exercise" means the date on which the Holders shall have delivered to the Company (i) the Form of Election to Purchase attached hereto (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

     (d) If at any time after the date of the issuance of this Warrant (i) the average closing bid price of the Common Stock on the American Stock Exchange (or such other national securities exchange on which the Common Stock is then listed or quoted for trading) for any 30 consecutive trading days exceeds $2.50, subject to equitable adjustment in the event of stock splits, stock combinations, reverse splits and similar events affecting the Common Stock (a "Trigger Period"), and (ii) during the entire Trigger Period the Warrant Shares are either registered for resale pursuant to an effective registration statement naming the Holder as a selling stockholder thereunder or freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, as determined by counsel to the Company pursuant to a written opinion letter addressed and in form and substance acceptable to the Holder and the transfer agent for the Common Stock, then the Company shall have the right, upon 30 days' notice to the Holder given not later than five (5) Trading Days after the conclusion of any such Trigger Period (the "Redemption Notice"), to redeem all of the then issuable Warrant Shares at a price of $.01 per Warrant Share (the "Redemption Price"), on the date set forth in the Redemption Notice, but in no event earlier than 30 days following the date of the receipt by the Holder of the Redemption Notice (the "Redemption Date"). The Holder may exercise this Warrant at any time prior to the Redemption Date. Any portion of this Warrant not exercised by 5:00 p.m. (New York City time) on the Redemption Date shall no longer be exercisable and shall be returned to the Company, and the Company, upon its receipt of the unexercised portion of this Warrant, shall issue therefor in full and complete satisfaction of its obligations under such remaining portion of this Warrant to the Holder an amount equal to the number of shares of Common Stock then issuable hereunder multiplied by the Redemption Price. The Redemption Price shall be mailed to such Holder at its address of record, and the Warrant shall be canceled.

      4. Piggyback Registration Rights. The Company may not file any registration statement with the Securities and Exchange Commission (other than registration statements of the Company filed on Form S-8 or Form S-4, each as promulgated under the Securities Act, pursuant to which the Company is registering securities pursuant to a Company employee benefit plan or pursuant to a merger, acquisition or similar transaction including supplements thereto, but not additionally filed registration statements in respect of such securities) at any time when there is not an effective registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder, unless the Company provides the Holder with not less than 20 days notice of its intention to file such registration statement and provides the Holder the option to include any or all of the applicable Warrant Shares therein. The piggyback registration rights granted to the Holder pursuant to this Section shall continue until all of the Holder's Warrant Shares have been sold in accordance with an effective registration statement or upon the Expiration Date. The Company will pay all registration expenses in connection therewith.

      5. Demand Registration Rights. During the Effectiveness Period if the Warrant Shares are not registered pursuant to an effective registration statement, the Holder may make a written request for the registration under the Securities Act (a "Demand Registration"), of all of the Warrant Shares (the "Registrable Securities"), and the Company shall use its best efforts to effect such Demand Registration as promptly as possible, but in any case within 90 days thereafter. Any request for a Demand Registration shall specify the aggregate number of Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof. The right to cause a registration of the Registrable Securities under this Section 5 shall be limited to one such registration. In any registration initiated as a Demand Registration, the Company will pay all of its registration expenses in connection therewith. A Demand Registration shall not be counted as a Demand Registration hereunder until the registration statement filed pursuant to the Demand Registration has been declared effective by the Securities and Exchange Commission and maintained continuously effective for a period of at least 360 days or such shorter period when all Registrable Securities included therein have been sold in accordance with such registration statement, provided, however that any days on which such registration statement is not effective or on which the Holder is not permitted by the Company or any governmental authority to sell Warrant Shares under such registration statement shall not count towards such 360 day period.

      6. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

      7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

      8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

      9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section. Upon each such adjustment of the Exercise Price pursuant to this Section, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

            (a) If the Company, at any time while this Warrant is outstanding,
(i) shall pay a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or
(iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

            (b) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification or share exchange. The terms of any such reclassification or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 9(b) upon any exercise following any such reclassification or share exchange.

            (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 9(a) and (b)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examine the financial statements of the Company (an "Appraiser").

            (d) In case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (on a market value basis) in one or a series of related transactions, or (3) tender or other offer or exchange (whether by the Company or another Person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, stock, cash or property of the Company or another Person; then the Holder shall have the right thereafter to (A) exercise this Warrant for the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Common Stock for which this Warrant could have been exercised immediately prior to such merger, consolidation or sales would have been entitled, (B) in the case of a merger or consolidation, require the surviving entity to issue to the Holder a warrant entitling the Holder to acquire shares of such entity's common stock, which warrant shall have terms identical mutatis mutandis (including with respect to exercise) to the terms of this Warrant and shall be entitled to all of the rights and privileges set forth herein and the agreements pursuant to which this Warrant was issued (including, without limitation, as such rights relate to the acquisition, transferability, registration and listing of such shares of stock other securities issuable upon exercise thereof), or (C) in the event of an exchange or tender offer or other transaction contemplated by clause (3) of this Section, tender or exchange this Warrant for such securities, stock, cash and other property receivable upon or deemed to be held by holders of Common Stock that have tendered or exchanged their shares of Common Stock following such tender or exchange, and the Holder shall be entitled upon such exchange or tender to receive such amount of securities, cash and property as the shares of Common Stock for which this Warrant could have been exercised immediately prior to such tender or exchange. In the case of clause (B), the exercise price applicable for the newly issued warrant shall be based upon the amount of securities, cash and property that each shares of Common Stock would receive in such transaction and the Exercise Price immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale, consolidation, tender or exchange shall include such terms so as continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or exercise following such event. This provision shall similarly apply to successive such events.

            (e) For the purposes of this Section 9, the following clauses shall also be applicable:

                  (i) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

            (f) All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

            (g) Whenever the Exercise Price is adjusted pursuant to Section 9(c) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

            (h) If (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, grant of rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

     10. Payment of Exercise Price. The Holder shall pay the Exercise Price in one of the following manners:

     (a) Cash Exercise. The Holder may deliver immediately available funds; or

            (b) Cashless Exercise. At any time and only when a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective, the Holder may surrender this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                     X = Y (A-B)/A
where:
                     X = the number of Warrant Shares to be issued to the Holder.

                     Y    = the number of Warrant Shares with respect to
                            which this Warrant is being exercised.

                     A    = the average of the closing sale prices of the
                            Common Stock for the five (5) trading days immediately prior to (but not including) the Date of Exercise.

                     B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date of this Warrant.

      11. Certain Exercise Restrictions. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by a Holder upon the exercise of this Warrant is hereby limited to the extent necessary to insure that, following such conversion, the total number of shares of Common Stock beneficially owned by such Holder and its affiliates giving effect to such conversion does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock. For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of a Form of Election to Purchase hereunder will constitute a representation by a Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Form of Election to Purchase is permitted under this paragraph. The limitations set forth in this Section will not apply in determining the number of shares of Common Stock or other securities issuable to a Holder as a result of a merger, acquisition or consolidation of or by the Company that results in an issuance of Common Stock or other securities to all shareholders or to an issuance of securities as a result of a reclassification of the Common Stock. A Holder may waive the provisions of this Section as to itself and no other Holder upon 61 days prior notice to the Company.

      12. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

      13. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 8229 Boone Boulevard, Suite 802, Vienna, Virginia 22182; facsimile number (703) 506-9471, attention Geert Kersten, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

      14. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

      15.   Miscellaneous.
            -------------

     (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

            (b) Subject to Section 15(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

            (c) The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its security holders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Section 5.8 of the Exchange Agreement, dated as of August 15, 2001 among the Company and the Holders shall apply to this Warrant and be deemed incorporated herein as if a part hereof.

            (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

            (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                              CEL-SCI CORPORATION

                              By:
                                 ---------------------------

                              Name:
                                   -------------------------

                              Title:
                                    ------------------------------

                          FORM OF ELECTION TO PURCHASE

To Cel-Sci Corporation:

      The undersigned Holder of Warrant No. [ ] of Cel-Sci Corporation (the "Company"), dated [ ], in accordance with the terms of such warrant hereby elects to purchase _____________ shares of common stock, $0.01 par value per share, of Cel-Sci Corporation (the "Common Stock") and , if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant. If a Holder is not utilizing the cashless exercise provisions set forth in this Warrant, such Holder may also pay the aggregate Exercise Price in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose.

      By its delivery of this Form of Election To Purchase, the Holder represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 11 of the Warrant to which this notice relates.

      The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                          PLEASE INSERT SOCIAL SECURITY OR
                                          TAX IDENTIFICATION NUMBER




                         (Please print name and address)



Dated:            ,                             Name of Holder:
      ------------  -----


                                          (Print)
                                                 -----------------------------

                                          (By:)
                                               -------------------------
                                         (Name:)
                                        (Title:)

                                        (Signature must conform in all respects
                                         to name of holder as specified on the
                                         face of the Warrant)

                               FORM OF ASSIGNMENT

           [To be completed and signed only upon transfer of Warrant]


      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Cel-Sci Corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Cel-Sci Corporation with full power of substitution in the premises.

Dated:

---------------, ----


                              ---------------------------------------
                              (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                              ---------------------------------------
                              Address of Transferee

                              ---------------------------------------

                              ---------------------------------------



In the presence of:


--------------------------

      Warrant Shares Exercise Log





-------------------------------------------------------------------------------
       Date          Number of Warrant     Number of Warrant      Number of
                     Shares Available      Shares Exercised        Warrant
                      to be Exercised                               Shares
                                                                 Remaining to
                                                                 be Exercised
-------------------------------------------------------------------------------

















-------------------------------------------------------------------------------

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


                               CEL-SCI CORPORATION

CALLABLE WARRANT

Dated: March 21, 2000


      Cel-Sci Corporation, a Colorado corporation (the "Company"), hereby certifies that, for value received, Koch Investment Group Limited, or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company a total of 161,043 shares of common stock, $0.01 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to $1.19 per share (as adjusted from time to time as provided in Section 9, the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including August 15, 2004 (the "Expiration Date"), and subject to the following terms and conditions:

     1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.          Registration of Transfers and Exchanges.
            ---------------------------------------

     (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

            (b) This Warrant is exchangeable, upon the surrender to the Company hereof by the Holder for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

      3.    Duration, Exercise and Redemption of Warrants.
            ---------------------------------------------

            (a) This Warrant shall be exercisable in whole or in part from time to time by the registered Holder on any business day before 5:00 P.M., New York City time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:00 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

            (b) Upon delivery of the Form of Election to Purchase to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth in Section 13 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three Business Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise with only the legend required pursuant to the terms of the Securities Exchange Agreement, if any. Any Person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant. The Company shall, upon request of the Holder, if available, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions, provided, that, the Company may, but will not be required to change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through the Depository Trust Corporation.

            (c) A "Date of Exercise" means the date on which the Holders shall have delivered to the Company (i) the Form of Election to Purchase attached hereto (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

            (d) If at any time after the date of the issuance of this Warrant
(i) the average closing bid price of the Common Stock on the American Stock Exchange (or such other national securities exchange on which the Common Stock is then listed or quoted for trading) for any 30 consecutive trading days exceeds $2.50, subject to equitable adjustment in the event of stock splits, stock combinations, reverse splits and similar events affecting the Common Stock (a "Trigger Period"), and (ii) during the entire Trigger Period the Warrant Shares are either registered for resale pursuant to an effective registration statement naming the Holder as a selling stockholder thereunder or freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, as determined by counsel to the Company pursuant to a written opinion letter addressed and in form and substance acceptable to the Holder and the transfer agent for the Common Stock, then the Company shall have the right, upon 30 days' notice to the Holder given not later than five (5) Trading Days after the conclusion of any such Trigger Period (the "Redemption Notice"), to redeem all of the then issuable Warrant Shares at a price of $.01 per Warrant Share (the "Redemption Price"), on the date set forth in the Redemption Notice, but in no event earlier than 30 days following the date of the receipt by the Holder of the Redemption Notice (the "Redemption Date"). The Holder may exercise this Warrant at any time prior to the Redemption Date. Any portion of this Warrant not exercised by 5:00 p.m. (New York City time) on the Redemption Date shall no longer be exercisable and shall be returned to the Company, and the Company, upon its receipt of the unexercised portion of this Warrant, shall issue therefor in full and complete satisfaction of its obligations under such remaining portion of this Warrant to the Holder an amount equal to the number of shares of Common Stock then issuable hereunder multiplied by the Redemption Price. The Redemption Price shall be mailed to such Holder at its address of record, and the Warrant shall be canceled.

      4. Piggyback Registration Rights. The Company may not file any registration statement with the Securities and Exchange Commission (other than registration statements of the Company filed on Form S-8 or Form S-4, each as promulgated under the Securities Act, pursuant to which the Company is registering securities pursuant to a Company employee benefit plan or pursuant to a merger, acquisition or similar transaction including supplements thereto, but not additionally filed registration statements in respect of such securities) at any time when there is not an effective registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder, unless the Company provides the Holder with not less than 20 days notice of its intention to file such registration statement and provides the Holder the option to include any or all of the applicable Warrant Shares therein. The piggyback registration rights granted to the Holder pursuant to this Section shall continue until all of the Holder's Warrant Shares have been sold in accordance with an effective registration statement or upon the Expiration Date. The Company will pay all registration expenses in connection therewith.

      5. Demand Registration Rights. During the Effectiveness Period if the Warrant Shares are not registered pursuant to an effective registration statement, the Holder may make a written request for the registration under the Securities Act (a "Demand Registration"), of all of the Warrant Shares (the "Registrable Securities"), and the Company shall use its best efforts to effect such Demand Registration as promptly as possible, but in any case within 90 days thereafter. Any request for a Demand Registration shall specify the aggregate number of Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof. The right to cause a registration of the Registrable Securities under this Section 5 shall be limited to one such registration. In any registration initiated as a Demand Registration, the Company will pay all of its registration expenses in connection therewith. A Demand Registration shall not be counted as a Demand Registration hereunder until the registration statement filed pursuant to the Demand Registration has been declared effective by the Securities and Exchange Commission and maintained continuously effective for a period of at least 360 days or such shorter period when all Registrable Securities included therein have been sold in accordance with such registration statement, provided, however that any days on which such registration statement is not effective or on which the Holder is not permitted by the Company or any governmental authority to sell Warrant Shares under such registration statement shall not count towards such 360 day period.

      6. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

      7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

      8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

      9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section. Upon each such adjustment of the Exercise Price pursuant to this Section, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

            (a) If the Company, at any time while this Warrant is outstanding,
(i) shall pay a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or
(iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

            (b) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification or share exchange. The terms of any such reclassification or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 9(b) upon any exercise following any such reclassification or share exchange.

            (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 9(a) and (b)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examine the financial statements of the Company (an "Appraiser").

            (d) In case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (on a market value basis) in one or a series of related transactions, or (3) tender or other offer or exchange (whether by the Company or another Person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, stock, cash or property of the Company or another Person; then the Holder shall have the right thereafter to (A) exercise this Warrant for the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Common Stock for which this Warrant could have been exercised immediately prior to such merger, consolidation or sales would have been entitled, (B) in the case of a merger or consolidation, require the surviving entity to issue to the Holder a warrant entitling the Holder to acquire shares of such entity's common stock, which warrant shall have terms identical mutatis mutandis (including with respect to exercise) to the terms of this Warrant and shall be entitled to all of the rights and privileges set forth herein and the agreements pursuant to which this Warrant was issued (including, without limitation, as such rights relate to the acquisition, transferability, registration and listing of such shares of stock other securities issuable upon exercise thereof), or (C) in the event of an exchange or tender offer or other transaction contemplated by clause (3) of this Section, tender or exchange this Warrant for such securities, stock, cash and other property receivable upon or deemed to be held by holders of Common Stock that have tendered or exchanged their shares of Common Stock following such tender or exchange, and the Holder shall be entitled upon such exchange or tender to receive such amount of securities, cash and property as the shares of Common Stock for which this Warrant could have been exercised immediately prior to such tender or exchange. In the case of clause (B), the exercise price applicable for the newly issued warrant shall be based upon the amount of securities, cash and property that each shares of Common Stock would receive in such transaction and the Exercise Price immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale, consolidation, tender or exchange shall include such terms so as continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or exercise following such event. This provision shall similarly apply to successive such events.

            (e) For the purposes of this Section 9, the following clauses shall also be applicable:

                  (i) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

            (f) All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

            (g) Whenever the Exercise Price is adjusted pursuant to Section 9(c) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

            (h) If (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, grant of rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

     10. Payment of Exercise Price. The Holder shall pay the Exercise Price in one of the following manners:

     (a) Cash Exercise. The Holder may deliver immediately available funds; or

            (b) Cashless Exercise. At any time and only when a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective, the Holder may surrender this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                        X = Y (A-B)/A
where:
                        X =   the number of Warrant Shares to be issued
to the Holder.

                        Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

                        A = the average of the closing sale prices of the Common Stock for the five (5) trading days immediately prior to (but not including) the Date of Exercise.

                        B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date of this Warrant.

      11. Certain Exercise Restrictions. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by a Holder upon the exercise of this Warrant is hereby limited to the extent necessary to insure that, following such conversion, the total number of shares of Common Stock beneficially owned by such Holder and its affiliates giving effect to such conversion does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock. For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of a Form of Election to Purchase hereunder will constitute a representation by a Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Form of Election to Purchase is permitted under this paragraph. The limitations set forth in this Section will not apply in determining the number of shares of Common Stock or other securities issuable to a Holder as a result of a merger, acquisition or consolidation of or by the Company that results in an issuance of Common Stock or other securities to all shareholders or to an issuance of securities as a result of a reclassification of the Common Stock. A Holder may waive the provisions of this Section as to itself and no other Holder upon 61 days prior notice to the Company.

      12. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

      13. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 8229 Boone Boulevard, Suite 802, Vienna, Virginia 22182; facsimile number (703) 506-9471, attention Geert Kersten, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

      14. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

15.   Miscellaneous.
      -------------

            (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

            (b) Subject to Section 15(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

            (c) The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its security holders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Section 5.8 of the Exchange

Agreement, dated as of August 15, 2001 among the Company and the Holders shall apply to this Warrant and be deemed incorporated herein as if a part hereof.

            (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

            (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                        CEL-SCI CORPORATION

                        By:
                           ---------------------------

                        Name:
                             -------------------------

                        Title:
                              ------------------------------

                          FORM OF ELECTION TO PURCHASE

To Cel-Sci Corporation:

      The undersigned Holder of Warrant No. [ ] of Cel-Sci Corporation (the "Company"), dated [ ], in accordance with the terms of such warrant hereby elects to purchase _____________ shares of common stock, $0.01 par value per share, of Cel-Sci Corporation (the "Common Stock") and , if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant. If a Holder is not utilizing the cashless exercise provisions set forth in this Warrant, such Holder may also pay the aggregate Exercise Price in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose.

      By its delivery of this Form of Election To Purchase, the Holder represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 11 of the Warrant to which this notice relates.

      The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                          PLEASE INSERT SOCIAL SECURITY OR
                                          TAX IDENTIFICATION NUMBER




                              (Please print name and address)



Dated:            ,                             Name of Holder:
      ------------  -----


                                          (Print)
                                                 -----------------------------

                                          (By:)
                                               -------------------------
                                     (Name:)
                                    (Title:)

                                         (Signature must conform in all respects
                                         to name of holder as specified on the
                                         face of the Warrant)

                               FORM OF ASSIGNMENT

           [To be completed and signed only upon transfer of Warrant]


      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Cel-Sci Corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Cel-Sci Corporation with full power of substitution in the premises.

Dated:

---------------, ----


                              ---------------------------------------
                              (Signature must conform in all respects to name of
                               holder as specified on the face of the Warrant)


                              ---------------------------------------
                              Address of Transferee

                              ---------------------------------------

                              ---------------------------------------



In the presence of:


--------------------------

      Warrant Shares Exercise Log


-------------------------------------------------------------------------------
       Date          Number of Warrant     Number of Warrant      Number of
                     Shares Available      Shares Exercised        Warrant
                      to be Exercised                               Shares
                                                                 Remaining to
                                                                 be Exercised
-------------------------------------------------------------------------------

















-------------------------------------------------------------------------------

   NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


                               CEL-SCI CORPORATION

   CALLABLE WARRANT

   Dated: March 15, 2000


   Cel-Sci Corporation, a Colorado corporation (the "Company"), hereby certifies that, for value received, Mooring Capital Fund LLC, or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company a total of 37,577 shares of common stock, $0.01 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to $1.19 per share (as adjusted from time to time as provided in Section 9, the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including August 15, 2004 (the "Expiration Date"), and subject to the following terms and conditions:

      1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

      2.    Registration of Transfers and Exchanges.
            ---------------------------------------

            (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

            (b) This Warrant is exchangeable, upon the surrender to the Company hereof by the Holder for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

      3.    Duration, Exercise and Redemption of Warrants.
            ---------------------------------------------

            (a) This Warrant shall be exercisable in whole or in part from time to time by the registered Holder on any business day before 5:00 P.M., New York City time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:00 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

            (b) Upon delivery of the Form of Election to Purchase to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth in Section 13 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three Business Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise with only the legend required pursuant to the terms of the Securities Exchange Agreement, if any. Any Person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant. The Company shall, upon request of the Holder, if available, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions, provided, that, the Company may, but will not be required to change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through the Depository Trust Corporation.

            (c) A "Date of Exercise" means the date on which the Holders shall have delivered to the Company (i) the Form of Election to Purchase attached hereto (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

            (d) If at any time after the date of the issuance of this Warrant
(i) the average closing bid price of the Common Stock on the American Stock Exchange (or such other national securities exchange on which the Common Stock is then listed or quoted for trading) for any 30 consecutive trading days exceeds $2.50, subject to equitable adjustment in the event of stock splits, stock combinations, reverse splits and similar events affecting the Common Stock (a "Trigger Period"), and (ii) during the entire Trigger Period the Warrant Shares are either registered for resale pursuant to an effective registration statement naming the Holder as a selling stockholder thereunder or freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, as determined by counsel to the Company pursuant to a written opinion letter addressed and in form and substance acceptable to the Holder and the transfer agent for the Common Stock, then the Company shall have the right, upon 30 days' notice to the Holder given not later than five (5) Trading Days after the conclusion of any such Trigger Period (the "Redemption Notice"), to redeem all of the then issuable Warrant Shares at a price of $.01 per Warrant Share (the "Redemption Price"), on the date set forth in the Redemption Notice, but in no event earlier than 30 days following the date of the receipt by the Holder of the Redemption Notice (the "Redemption Date"). The Holder may exercise this Warrant at any time prior to the Redemption Date. Any portion of this Warrant not exercised by 5:00 p.m. (New York City time) on the Redemption Date shall no longer be exercisable and shall be returned to the Company, and the Company, upon its receipt of the unexercised portion of this Warrant, shall issue therefor in full and complete satisfaction of its obligations under such remaining portion of this Warrant to the Holder an amount equal to the number of shares of Common Stock then issuable hereunder multiplied by the Redemption Price. The Redemption Price shall be mailed to such Holder at its address of record, and the Warrant shall be canceled.

      4. Piggyback Registration Rights. The Company may not file any registration statement with the Securities and Exchange Commission (other than registration statements of the Company filed on Form S-8 or Form S-4, each as promulgated under the Securities Act, pursuant to which the Company is registering securities pursuant to a Company employee benefit plan or pursuant to a merger, acquisition or similar transaction including supplements thereto, but not additionally filed registration statements in respect of such securities) at any time when there is not an effective registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder, unless the Company provides the Holder with not less than 20 days notice of its intention to file such registration statement and provides the Holder the option to include any or all of the applicable Warrant Shares therein. The piggyback registration rights granted to the Holder pursuant to this Section shall continue until all of the Holder's Warrant Shares have been sold in accordance with an effective registration statement or upon the Expiration Date. The Company will pay all registration expenses in connection therewith.

      5. Demand Registration Rights. During the Effectiveness Period if the Warrant Shares are not registered pursuant to an effective registration statement, the Holder may make a written request for the registration under the Securities Act (a "Demand Registration"), of all of the Warrant Shares (the "Registrable Securities"), and the Company shall use its best efforts to effect such Demand Registration as promptly as possible, but in any case within 90 days thereafter. Any request for a Demand Registration shall specify the aggregate number of Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof. The right to cause a registration of the Registrable Securities under this Section 5 shall be limited to one such registration. In any registration initiated as a Demand Registration, the Company will pay all of its registration expenses in connection therewith. A Demand Registration shall not be counted as a Demand Registration hereunder until the registration statement filed pursuant to the Demand Registration has been declared effective by the Securities and Exchange Commission and maintained continuously effective for a period of at least 360 days or such shorter period when all Registrable Securities included therein have been sold in accordance with such registration statement, provided, however that any days on which such registration statement is not effective or on which the Holder is not permitted by the Company or any governmental authority to sell Warrant Shares under such registration statement shall not count towards such 360 day period.

      6. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

      7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

      8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant

Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

      9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section. Upon each such adjustment of the Exercise Price pursuant to this Section, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

            (a) If the Company, at any time while this Warrant is outstanding,
(i) shall pay a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or
(iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

            (b) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification or share exchange. The terms of any such reclassification or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 9(b) upon any exercise following any such reclassification or share exchange.

            (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 9(a) and (b)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examine the financial statements of the Company (an "Appraiser").

            (d) In case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (on a market value basis) in one or a series of related transactions, or (3) tender or other offer or exchange (whether by the Company or another Person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, stock, cash or property of the Company or another Person; then the Holder shall have the right thereafter to (A) exercise this Warrant for the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Common Stock for which this Warrant could have been exercised immediately prior to such merger, consolidation or sales would have been entitled, (B) in the case of a merger or consolidation, require the surviving entity to issue to the Holder a warrant entitling the Holder to acquire shares of such entity's common stock, which warrant shall have terms identical mutatis mutandis (including with respect to exercise) to the terms of this Warrant and shall be entitled to all of the rights and privileges set forth herein and the agreements pursuant to which this Warrant was issued (including, without limitation, as such rights relate to the acquisition, transferability, registration and listing of such shares of stock other securities issuable upon exercise thereof), or (C) in the event of an exchange or tender offer or other transaction contemplated by clause (3) of this Section, tender or exchange this Warrant for such securities, stock, cash and other property receivable upon or deemed to be held by holders of Common Stock that have tendered or exchanged their shares of Common Stock following such tender or exchange, and the Holder shall be entitled upon such exchange or tender to receive such amount of securities, cash and property as the shares of Common Stock for which this Warrant could have been exercised immediately prior to such tender or exchange. In the case of clause (B), the exercise price applicable for the newly issued warrant shall be based upon the amount of securities, cash and property that each shares of Common Stock would receive in such transaction and the Exercise Price immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale, consolidation, tender or exchange shall include such terms so as continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or exercise following such event. This provision shall similarly apply to successive such events.

            (e) For the purposes of this Section 9, the following clauses shall also be applicable:

                  (i) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

            (f) All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

            (g) Whenever the Exercise Price is adjusted pursuant to Section 9(c) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

            (h) If (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, grant of rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

 10. Payment of Exercise Price. The Holder shall pay the Exercise Price in one of the following manners:

(a)  Cash Exercise. The Holder may deliver immediately available funds; or

(b) Cashless Exercise. At any time and only when a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective, the Holder may surrender this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                        X = Y (A-B)/A
 where:
                        X = the number of Warrant Shares to be issued to the Holder.

                        Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

                        A = the average of the closing sale prices of the Common Stock for the five (5) trading days immediately prior to (but not including) the Date of Exercise.

                        B = he Exercise Price.

      For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date of this Warrant.

      11. Certain Exercise Restrictions. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by a Holder upon the exercise of this Warrant is hereby limited to the extent necessary to insure that, following such conversion, the total number of shares of Common Stock beneficially owned by such Holder and its affiliates giving effect to such conversion does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock. For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of a Form of Election to Purchase hereunder will constitute a representation by a Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Form of Election to Purchase is permitted under this paragraph. The limitations set forth in this Section will not apply in determining the number of shares of Common Stock or other securities issuable to a Holder as a result of a merger, acquisition or consolidation of or by the Company that results in an issuance of Common Stock or other securities to all shareholders or to an issuance of securities as a result of a reclassification of the Common Stock. A Holder may waive the provisions of this Section as to itself and no other Holder upon 61 days prior notice to the Company.

      12. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

      13. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 8229 Boone Boulevard, Suite 802, Vienna, Virginia 22182; facsimile number (703) 506-9471, attention Geert Kersten, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

      14. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

      15.   Miscellaneous.
            -------------

            (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

            (b) Subject to Section 15(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

            (c) The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its security holders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Section 5.8 of the Exchange Agreement, dated as of August 15, 2001 among the Company and the Holders shall apply to this Warrant and be deemed incorporated herein as if a part hereof.

            (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

            (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                              CEL-SCI CORPORATION

                              By:
                                 ---------------------------------

                              Name:
                                   -------------------------------

                              Title:
                                    ------------------------------------

                          FORM OF ELECTION TO PURCHASE

      To Cel-Sci Corporation:

      The undersigned Holder of Warrant No. [ ] of Cel-Sci Corporation (the "Company"), dated [ ], in accordance with the terms of such warrant hereby elects to purchase _____________ shares of common stock, $0.01 par value per share, of Cel-Sci Corporation (the "Common Stock") and , if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant. If a Holder is not utilizing the cashless exercise provisions set forth in this Warrant, such Holder may also pay the aggregate Exercise Price in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose.


      By its delivery of this Form of Election To Purchase, the Holder represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 11 of the Warrant to which this notice relates.

      The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

      PLEASE INSERT SOCIAL SECURITY OR
      TAX IDENTIFICATION NUMBER




                                (Please print name and address)



   Dated:         ,                             Name of Holder:
         ---------  -----


                                             (Print)
                                                    --------------------

                                             (By:)
                                                  ----------------------
                                             (Name:)
                                             (Title:)

               (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                               FORM OF ASSIGNMENT

           [To be completed and signed only upon transfer of Warrant]


   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Cel-Sci Corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Cel-Sci Corporation with full power of substitution in the premises.

   Dated:

   ---------------, ----


                              ---------------------------------------
                             (Signature must conform in all respects to name of
                              holder as specified on the face of the Warrant)


                              ---------------------------------------
                              Address of Transferee

                              ---------------------------------------

                              ---------------------------------------



   In the presence of:


   --------------------------

      Warrant Shares Exercise Log





-------------------------------------------------------------------------------
         Date             Number of         Number of Warrant       Number of
                        Warrant Shares       Shares Exercised        Warrant
                       Available to be                               Shares
                          Exercised                                 Remaining
                                                                      to be
                                                                    Exercised
-------------------------------------------------------------------------------

















-------------------------------------------------------------------------------